UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2010

THE SERVICEMASTER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14762	36-3858106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

See statement in Item 7.01 below.

Item 7.01. Regulation FD Disclosure.

The ServiceMaster Company’s calculation of Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the three and six months June 30, 2010 and June 30, 2009 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The ServiceMaster Company’s calculation of Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the three months ended March 31, 2010 and March 31, 2009 and the years ended December 31, 2009 and December 31, 2008, as revised for a change in the allocation of general corporate overhead expenses to each reportable segment, is attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference. Specifically, the portion of general corporate support services previously allocated to each reportable segment are now reflected in the Other Operations and Headquarters segment. Under the revised method, allocations are limited to corporate support services incurred directly on behalf of each reportable segment. This change has no impact to the ServiceMaster Company’s consolidated Adjusted EBITDA, Comparable Operating Performance and Operating Performance.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the three and six months ended June 30, 2010 and June 30, 2009

99.2	Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the three months ended March 31, 2010 and March 31, 2009

99.3	Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the years ended December 31, 2009 and December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2010	THE SERVICEMASTER COMPANY

	By:	/s/ Steven J. Martin
Steven J. Martin
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the three and six months ended June 30, 2010 and June 30, 2009

99.2	Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the three months ended March 31, 2010 and March 31, 2009

99.3	Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the years ended December 31, 2009 and December 31, 2008